SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 26, 2003




                           CALIFORNIA CLEAN AIR, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Nevada
                        --------------------------------
                 (State or other jurisdiction of incorporation)


            0-31451                                    75-3090496
  -----------------------------                 -----------------------
    (Commission File Number)                (IRS Employer Identification Number)



               3790 Via de la Valle, Suite 103, Del Mar, CA 92014
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (760)494-6497
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              (Registrant's telephone number, including area code)


                                       N/A
             ------------------------------------------------------
         (Former name or former address, if changed since last report)




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ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS.

          On November 26, 2003, the registrant, through its wholly-owned subsidiary, Smog Centers of California, LLC, opened a second Smog Check station which is located at 555 West Grand Ave., Escondido, California. The station is situated within the All Star Gas Station, which sits in a highly visible location bordering Grand Avenue, Quince and Second Street in Escondido's business improvement district which is the focus of ongoing revitalization efforts. The station is a new facility without a prior operating history.

         Smog Centers of California, LLC entered into a five year lease for approximately 1,028 square feet of space, comprised of two automotive bays, Previously, automotive repair services were offered at the leased premises. The leased space had been vacant of some time, although the gas station has operated continuously for years. The terms of the lease call for monthly lease payments of $1,500 until 2006, at which time the payments increase to $1,700 per month until 2007. After 2007, the lease payments increase to $1,800 per month. The lease provides for an option to extend the lease term for an additional five years.

         The smog-testing equipment is leased under a lease agreement with Mainstreet Finance Corporation, Kirkland, Washington for a term of 60 months with lease payments of $899 per month. The lease provides for an option to purchase the equipment at the lease expiration for one dollar. Our President, Stephen D. Wilson has personally executed a Guaranty Agreement with Mainstreet Finance Corporation. The leased equipment consists of a BAR 97 Host Emissions Analyzer and a Low Profile Maha Dynamometer.

         The smog check technician at the registrant's Lemon Grove station is now operating the Escondido facility. He has over 20 years experience in the emissions testing industry. He relocated because his residence is in Escondido. The registrant has hired a new technician for the Lemon Grove station.

          Escondido is located approximately 30 miles northwest of San Diego and 100 miles south of Los Angeles. It has a population of approximately 138,000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 99.1   Escondido Lease Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             California Clean Air, Inc.

                                             STEPHEN D. WILSON, PRESIDENT
                                             --------------------------------
Date :December 15, 2003                      By: Stephen D. Wilson, President